Exhibit 10.84

                                  AMENDMENT NO. 1

                                       TO

                                 LOAN AGREEMENT

        AMENDMENT NO. 1 dated as of December 20, 1995 ("Amendment No. 1") to the Loan Agreement dated as of May 25, 1995 (the "Loan Agreement"), among READING & BATES OFFSHORE, LIMITED, an Oklahoma corporation (the "Borrower"), READING & BATES CORPORATION, a Delaware corporation (the "Guarantor") and THE CIT GROUP/EQUIPMENT FINANCING, INC., a New York corporation (the "Lender").

                              W I T N E S S E T H:

        WHEREAS, pursuant to the Loan Agreement, the Lender made available to the Borrower a loan of up to USD 25,000,000 (the "Loan"), as evidenced by the secured promissory note of the Borrower dated May 25, 1995 (the "Note"); and

        WHEREAS, the Lender has agreed to make an additional USD 5,000,000 available to the Borrower subject to such additional amount being governed by the terms and conditions of the Loan Agreement and evidenced by the Note;

        NOW THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

        1. The Definitions of the Loan Agreement are hereby amended as follows:

        (a) The definition of "Loan Documents" is hereby amended to read as follows:

        "Loan Documents" means this Agreement, the Mortgage, Guaranty, the Note, and the Amendment Documents.

        (b) The following new definitions are hereby added to the

  Definitions of the Loan Agreement:

        "Amendment Date" means the date on which the conditions precedent contained in Section 4 of Amendment No. 1 are fulfilled and the modifications to the Loan Agreement contemplated by Amendment No. 1 become effective.

        "Amendment Documents" means Amendment No. 1, Endorsement No. 1, the Guaranty Amendment, and the Mortgage Amendment.

        "Endorsement No. 1" means the Endorsement No. 1 to the Note, substantially in the form of Exhibit A attached hereto.

        "Guaranty Amendment" means Amendment No. 1 to the Guaranty, substantially in the form of Exhibit B attached hereto.

        "Mortgage Amendment" means Amendment No. 2 to the First Preferred Fleet Mortgage on the Vessels, in form and substance satisfactory to the Lender.

        2. Amount. Section 1.01 of the Loan Agreement is hereby amended by deleting the figure "USD 25,000,000" in the last line of such section and replacing it with the figure "USD 30,000,000."

        3. Revolving Loan Availability Period. Section 1.02(b) of the Loan Agreement is hereby amended to read as follows:

        "(b) From and after the Amendment Date until the Term Loan Conversion Date, the Borrower shall maintain an average daily outstanding principal amount of the Loan of no less than USD 10,000,000 and there shall be no more than USD 25,000,000 outstanding principal amount of the Loan on the Term Loan Conversion Date."

        4.    Conditions Precedent.

        4.1 Documents Required as Conditions Precedent to Amendment No. 1. The effectiveness of the modifications to the Loan Agreement contemplated by this Amendment No. 1 are subject to the condition precedent that the Lender shall have received at or prior to the Amendment Date all of the following, each dated on or before the Amendment Date and each in form and substance satisfactory to the Lender and its counsel:

        (a)   Each   of  the  Amendment  Documents  shall   have  been  duly
  authorized and executed with original counterparts thereof delivered to the Lender.

        (b) The Borrower and the Guarantor shall have delivered to the Lender evidence of good standing, certified copies of their Certificates of Incorporation, certificates of incumbency and duly certified resolutions of their respective Boards of Directors and all such other corporate documentation authorizing each of them to enter into the transactions contemplated by Amendment No. 1.

        (c) The Lender shall have received opinions from counsel to the Borrower and the Guarantor, as the case may be, and an opinion of its special counsel, Gardere Wynne Sewell & Riggs, L.L.P., each in form and substance satisfactory to the Lender.

        (d) The representations and warranties contained in Section 5 of this Amendment No. 1 and in each other Amendment Document shall be true on the Amendment Date with the same effect as though such representations and warranties had been made on and as of such date, and no Event of Default specified in Article IV, of the Loan Agreement and no event which, with the lapse of time or the notice and lapse of time specified in Article IV of the Loan Agreement, would become such an Event of Default, shall have occurred and be continuing.

        (e) All orders, consents, approvals, licenses, authorizations and validations of, and filings, recordings and registrations with and exemptions by any Governmental Agency or any Person (other than any routine filings which may be required after the date hereof with appropriate governmental authorities in connection with the operation of the Vessels) required to (i) authorize the execution, delivery and performance by the Borrower and the Guarantor of the Amendment Documents to which they are parties or (ii) prevent the execution, delivery and performance by the Borrower and the Guarantor of the Amendment Documents to which they are parties from resulting in a breach of any of the terms or conditions of, or resulting in the imposition of any lien, charge or encumbrance upon any properties of the Borrower and the Guarantor pursuant to, or constituting a default (with due notice or lapse of time or both), if such breach, imposition or default would result in a materially adverse change in the financial position of the Borrower and the Guarantor, or resulting in an occurrence of any event for which any holder or holders of Indebtedness may declare the same due and payable under, any indenture, agreement, order, judgment or instrument under which the Borrower and the Guarantor are a party (other than the Mortgagee or the Assignments) or to the Borrower's knowledge after due inquiry by which any of the Borrower or the Guarantor or their property may be bound or affected, or under the Certificates of Incorporation or Bylaws of the Borrower or the Guarantor, shall have been obtained or made.

        (f)   Evidence  of the payment  of the Amendment Fee  referred to in
  Section 6(a) below.

        (g) Evidence of the successful completion of the GATX sale and leaseback and the CBK loan transactions.

        4.2 Waiver of Conditions Precedent. All of the conditions precedent contained in this Section 4 are for the sole benefit of the Lender and the Lender may waive any of them in its absolute discretion, and on such conditions as it deems proper.

        5. Representations of the Borrower. The Borrower represents and warrants that:

        (a) The Borrower is a corporation, duly organized and validly existing in good standing under the laws of the State of Oklahoma, and has the requisite power and authority (i) to carry on its business as presently conducted, (ii) to enter into and perform its obligations under each Amendment Document to which it is a party, and (iii) to borrower moneys.

        (b) The execution, delivery and performance by the Borrower of each Amendment Document to which it is a party, and any other instrument or agreement provided for by this Amendment No. 1 to which the Borrower is a party, have been duly authorized by all necessary corporate action, do not require stockholder approval other than such as has been duly obtained or given, do not or will not contravene any of the terms of its Articles of Incorporation or Bylaws, and will not violate any provision of law or of any order of any court or governmental agency or constitute (with or without notice or lapse of time or both) a default under, or result (except as contemplated by this Amendment No. 1) in the creation of any security interests, lien, charge or encumbrance upon any of its properties or assets pursuant to, any agreement, indenture or other instrument to which it is a party or by which it may be bound; this Amendment No. 1 and each Amendment Document to which it is a party has been duly executed and delivered by the Borrower and constitutes its legal, valid and binding agreement or instrument, enforceable in accordance with the respective terms thereof. The enforceability of this Amendment No. 1, however, is subject to all applicable bankruptcy, insolvency, reorganization, moratorium, and other laws affecting the rights of creditors and to general equity principles.

        (c) There are no suits or proceedings pending or to its knowledge threatened against or affecting the Borrower which if adversely determined would have a material adverse effect upon its financial condition, operations or business.

        (d) The registered office of the Borrower is c/o The Prentice-Hall Corporation System, Oklahoma, Inc., 115 S.W. 89th Street, Oklahoma City, Oklahoma 73139-8511. The principal place of business of the Borrower and the place where all records relating to the transactions contemplated hereby, including records relating to the chartering and operations of the Vessels are kept is 901 Threadneedle, Suite 200, Houston, Texas 77079.

        (e) Other than such as have been obtained, no license, consent or approval of any Governmental Agency or other regulatory authority is required for the execution, delivery or performance of this Amendment No. 1 or any other Amendment Document or any instrument contemplated herein or therein. The Borrower is the holder of all certificates and authorizations of governmental authorities required by law to enable it to engage in the business transacted by it.

        6.    Fees and Expenses.

              (a)   Fees.    The  Borrower  agrees  to  pay  the  Lender  an
  Amendment Fee of USD 25,000.00 payable on the Amendment Date.

              (b) Expenses. The Borrower agrees to promptly, whether or not the modifications to the Loan Agreement contemplated by this Amendment No. 1 become effective, (x) reimburse the Lender for all fees and disbursements of external counsel to the Lender and all reasonable out of pocket fees and disbursements of the Lender incurred in connection with the preparation, execution and delivery of this Amendment No. 1 and all other documents referred to herein, and all amendments or waivers to or termination of this Amendment No. 1 or any agreement referred to herein; and (y) reimburse the Lender for all fees and disbursements of internal and external counsel to the Lender and all reasonable out of pocket fees, disbursements and travel-related expenses of the Lender incurred in connection with the protection of the rights of the Lender under this Amendment No. 1 and all other documents referred to herein, whether by judicial proceedings or otherwise. The obligations of the Borrower under this Section 6 shall survive payment of the Loan.

        7. Wherever and in each such place the term "Loan Agreement") is used throughout the Loan Agreement, such term shall be read to mean the Loan Agreement as amended by this Amendment No. 1.

        8. Except as specifically amended by this Amendment No. 1, all of the terms and provisions of the Loan Agreement shall remain in full force and effect.

        9. All capitalized terms used herein but not defined herein shall have the meaning given to them in the Loan Agreement.

        10. THIS AMENDMENT NO. 1 TO LOAN AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 1 on the date first written above.

                                READING & BATES CORPORATION


                                By:
                                      Name:
                                      Title:

                                READING & BATES OFFSHORE, LIMITED


                                By:
                                      Name:
                                      Title:

                                THE CIT GROUP/EQUIPMENT
                                FINANCING, INC.

                                By:
                                      Name:
                                      Title: